Exhibit 99.3

CONSENT OF INDEPENDENT AUDITOR

April 10, 2017

We consent to the use in this Current Report on Form 8-K (8-K/A) of Capnia, Inc. of our report dated March 27, 2017 on the financial statements of Essentialis, Inc. as of December 31, 2016 and 2015 and for the years then ended.

/s/ PKF, LLP
PKF, LLP
(formerly PKF
Certified Public Accountants
a Professional Corporation)